Exhibit 10.51

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED

TIME SHARING AGREEMENT

This Amendment No. 1 (including the Schedules A and B attached hereto, collectively hereinafter “Amendment No. 1”), dated as of February 12, 2015, to the Amended and Restated Time Sharing Agreement will amend that certain Amended and Restated Time Sharing Agreement (including any Schedules attached thereto, collectively hereinafter “Time Sharing Agreement”), dated as of March 26, 2014, by and between American Express Travel Related Services Company, Inc., (“AETRSC”) and Kenneth I. Chenault (“User”).

W  I  T  N  E  S  S   E  T  H:

WHEREAS, pursuant to Section 1 of the Time Sharing Agreement, AETRSC and User desire to amend the Time Sharing Agreement, as provided herein, to reflect the deletion of the Gulfstream Aerospace G-V aircraft bearing Federal Aviation Administration Registration Number [redacted] and Manufacturer’s Serial Number [redacted], from Schedule A.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree that, from and as of the date hereof, the Time Sharing Agreement shall be, and hereby is, amended as set forth below.

1.	AETRSC and User hereby expressly agree that the Schedule A attached hereto amends and replaces the Schedule A attached to the Time Sharing Agreement.

2.	All notices and other communications given pursuant to Section 12 of the Time Sharing Agreement under this Amendment No. 1 and/or the Time Sharing Agreement shall be addressed to the parties as provided on the signature page of this Amendment No. 1.

3.	All capitalized terms not defined herein shall have the meanings ascribed to them in the Time Sharing Agreement.

4.	Except as expressly amended by this Amendment No. 1, the Time Sharing Agreement remains in full force and effect, and this Amendment No. 1 shall not be construed to alter or amend any of the other terms or conditions set forth in the Time Sharing Agreement. In the event of a conflict between the terms of the Time Sharing Agreement and this Amendment No. 1, the provisions of this Amendment No. 1 shall prevail.

5.	This Amendment No. 1 may be executed in counterparts, each of which will be deemed to be an original, but both of which together shall constitute one and the same instrument.

6.	TRUTH-IN-LEASING STATEMENT PURSUANT TO SECTION 91.23 OF THE FEDERAL AVIATION REGULATIONS.

THE AIRCRAFT LISTED ON SCHEDULE A ATTACHED HERETO HAVE BEEN MAINTAINED AND INSPECTED UNDER FAR PART 91 DURING THE 12-MONTH PERIOD PRECEDING THE DATE OF THIS AGREEMENT OR, IF THE AIRCRAFT ARE LESS THAN 12 MONTHS OLD, SINCE NEW. AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., 1 EXPRESS DR., NEWBURGH, NY 12550, CERTIFIES THAT ALL OF THE AIRCRAFT LISTED ON SCHEDULE A ATTACHED HERETO ARE COMPLIANT WITH APPLICABLE MAINTENANCE AND INSPECTION REQUIREMENTS OF FAR PART 91 FOR THE OPERATIONS TO BE CONDUCTED UNDER THIS AGREEMENT. ALL OF THE AIRCRAFT LISTED ON SCHEDULE A ATTACHED HERETO WILL BE MAINTAINED AND INSPECTED UNDER FAR PART 91 FOR OPERATIONS TO BE CONDUCTED UNDER THIS AGREEMENT.

DURING THE DURATION OF THIS AGREEMENT, AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., 1 EXPRESS DR., NEWBURGH, NY 12550, IS CONSIDERED RESPONSIBLE FOR OPERATIONAL CONTROL OF ALL OF THE AIRCRAFT UNDER THIS AGREEMENT.

AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE.

THE “INSTRUCTIONS FOR COMPLIANCE WITH TRUTH-IN-LEASING REQUIREMENTS” ATTACHED HERETO IN SCHEDULE B ARE INCORPORATED HEREIN BY REFERENCE.

THE UNDERSIGNED, AS A DULY AUTHORIZED OFFICER OF AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., 1 EXPRESS DR., NEWBURGH, NY 12550, CERTIFIES THAT IT IS RESPONSIBLE FOR OPERATIONAL CONTROL OF ALL OF THE AIRCRAFT LISTED ON SCHEDULE A ATTACHED HERETO AND THAT IT UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.

[SIGNATURES ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed on the day and year first above written. The persons signing below warrant their authority to sign.

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.	KENNETH I. CHENAULT

By: /s/ Jeffrey W. Lee Name: Jeffrey W. Lee Title: VP of Flight Operations	/s/ Kenneth I. Chenault

Address: American Express Travel Related Services Company, Inc. Attn: VP of Flight Operations 1 Express Dr. Newburgh, NY 12550 Phone: [redacted] Facsimile: [redacted] Email: [redacted]@aexp.com	Address: Kenneth I. Chenault c/o American Express Company 200 Vesey St., [redacted] New York, NY 10285 Phone: [redacted] Facsimile: [redacted] Email: [redacted]@aexp.com

A legible copy of this Amendment No. 1 shall be kept in the Aircraft for all operations conducted hereunder.

SCHEDULE A

One (1) Gulfstream Aerospace [redacted] aircraft bearing Federal Aviation Administration Registration Number [redacted] and Manufacturer’s Serial Number [redacted];

One (1) Sikorsky [redacted] aircraft bearing Federal Aviation Administration Registration Number [redacted] and Manufacturer’s Serial Number [redacted]; and

One (1) Gulfstream Aerospace [redacted] aircraft bearing Federal Aviation Administration Registration Number [redacted] and Manufacturer’s Serial Number [redacted].

SCHEDULE B

INSTRUCTIONS FOR COMPLIANCE

WITH “TRUTH-IN-LEASING” REQUIREMENTS

1.	Mail a copy of the lease to the following address via certified mail, return receipt requested, immediately upon execution of the lease (14 C.F.R. 91.23 requires that the copy be sent within twenty-four hours after it is signed):

Federal Aviation Administration

Aircraft Registration Branch

ATTN: Technical Section

P.O. Box 25724

Oklahoma City, Oklahoma 73125

2.	Telephone or fax the nearest Flight Standards District Office at least forty-eight hours prior to the first flight under this lease.

3.	Carry a copy of the lease in the aircraft at all times.

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